Financial Risk Management and Fair Values	12 Months Ended
Dec. 31, 2018
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Financial Risk Management and Fair Values
34	FINANCIAL RISK MANAGEMENT AND FAIR VALUES

Exposure to credit, liquidity, interest rate and foreign currency risks arises in the normal course of the Group’s business. The Group’s exposure to these risks and the financial risk management policies and practices used by the Group to manage these risks are described below:

(a)	Credit risk and concentration risk

The Group’s credit risk is primarily attributable to the financial assets in the consolidated balance sheets, which mainly include deposits with banks, WMP (recorded in FVPL), accounts receivable and other FVPL receivables. The maximum exposure to credit risk is represented by the carrying amount of the financial assets.

(i)	Risk management

Substantially all the Group’s cash at banks and bank deposits are deposited in financial institutions in Mainland China and Hong Kong. The credit risk on liquid funds is limited as the majority of counterparties are financial institutions with high credit ratings assigned by international credit-rating agencies and large state-controlled financial institutions. WMPs are issued by major domestic banks investing in low risk underlying assets, which mainly consist of bank deposits, treasury bond, central bank bill, local government debt, corporate bond or debt with high credit ratings, and the related credit risks are low.

The accounts receivable of the Group is primarily comprised of receivables due from customers and other telecommunications operators. Accounts receivable from individual customers are spread among an extensive number of customers and the majority of the receivables from customers are due for payment within one month from the date of billing. For corporate customers, the credit period granted by the Group is based on the service contract terms, normally not exceeding 1 year. Other receivables primarily comprise interest receivable from banks, utilities deposits, rental deposits and short-term loans granted to other companies through China Mobile Finance. Management has a credit policy in place and the exposures to these credit risks are monitored on an ongoing basis, taking into account the counter parties’ financial position, the Group’s past experience and other factors. Meanwhile, concentrations of credit risk with respect to accounts receivable are limited due to the Group’s customer base being large and unrelated. As such, management considers the aggregate risks arising from the possibility of credit losses is limited and to be acceptable.

(ii)	Impairment of financial assets

The Group has 3 types of financial assets that are subject to IFRS 9’s expected credit loss model:

•	Accounts receivable

•	Contract assets

•	Other financial assets at amortized cost

Accounts receivable

The Group applies the IFRS 9 simplified approach to measuring expected credit losses which uses a lifetime expected loss allowance for all accounts receivable and contract assets.

To measure the expected credit losses, accounts receivable have been grouped by amounts due from individual customers, corporate customers, and other miscellaneous customer groups based on similar credit risk characteristics and ages.

The expected loss rate as of December 31 and January 1, 2018 was determined as follows for each customers group of accounts receivable due from individual customers and corporate customers, respectively:

	Within 30 days	31 days to 90 days	91 days to 1 year	Over 1 year
Individual customers
Expected loss rate	2%	20%	80%	100%

	Within 180 days	181 days to 1 year	1 year to 2 years	2 years to 3 years	Over 3 years
Corporate customers
Expected loss rate	2%	20%	60%	80%	100%

Receivables from other customers are of lower risk, and the expected credit loss is insignificant.

Impairment losses on accounts receivable and contract assets are presented as impairment losses of doubtful accounts within other operating expenses. Subsequent recoveries of amounts previously written off are credited against the same line item. In the prior year, the impairment of accounts receivable was assessed based on the incurred loss model of IAS 39. Individual receivables which were known to be uncollectible were written off by reducing the carrying amount directly.

The loss allowances increased by a further RMB1,406 million to RMB7,269 million for accounts receivable in 2018 determined under IFRS 9 and the amounts are not materially different from the amounts which would otherwise been determined under the incurred loss model of IAS 39.

Other financial assets at amortized cost

Other financial assets at amortized cost include cash and cash equivalents, bank deposits, other receivables and amounts due from ultimate holding company etc. They are considered to be of low credit risk and thus the impairment provision recognized is limited to 12 months. Management considers that the expected credit loss is insignificant.

(b)	Liquidity risk

Liquidity risk refers to the risk that funds will not be available to meet liabilities as they fall due, and results from timing and amount mismatches of cash inflow and outflow. The Group manages liquidity risk by maintaining sufficient cash balances and bank deposits (which are readily convertible to known amounts of cash) to meet its funding needs, including working capital, principal and interest payments on debts, dividend payments and capital expenditures.

The following table sets out the remaining contractual maturities at the balance sheet date of the Group’s financial liabilities, which are based on the undiscounted cash flows (including interest payments computed using contractual rates or, if floating, based on prevailing rates at the balance sheet date) and the earliest date the Group would be required to repay:

	As of December 31, 2018	As of December 31, 2017
	Carrying amount	Carrying amount
	Million	Million

Accounts payable	190,847	233,169
Bills payable	3,221	3,303
Accrued expenses and other payables	195,572	190,866
Amount due to ultimate holding company	11,020	8,646

	400,660	435,984

The contractual undiscounted cash flow of the above items as of December 31, 2017 and December 31, 2018 were equal to their respective carrying amounts and all of which are expected to be settled within one year or repayable on demand.

(c)	Interest rate risk

The Group consistently monitors the current and potential fluctuation of interest rates in managing the interest rate risk on a reasonable level. As of December 31, 2018, the Group did not have any interest-bearing borrowings at variable rates, but had RMB10,873 million of short-term bank deposits placed by CMCC (2017: RMB8,611 million), which was at fixed rate and expose the Group to fair value interest rate risk. The Group determines the amount of its fixed rate borrowings depending on the prevailing market condition. Management does not expect fair value interest rate risk to be high as the interest involved will not be significant.

As of December 31, 2018, total cash and bank balances of the Group amounted to RMB361,567 million (2017: RMB407,202 million), interest-bearing receivables amounted to RMB24,260 million (2017: RMB13,650 million) and WMPs amounted to RMB76,425 million (2017: RMB65,630 million). The interest and other income for 2018 was RMB15,885 million (2017: RMB15,883 million ; 2016: RMB16,005 million) and the average interest rate was 3.33% (2017: 3.13%; 2016: 3.44%). Assuming the total cash and bank balances, interest-bearing receivables and WMPs are stable in the coming year and interest rate increases/decreases by 100 basis points, the profit for the year and total equity would approximately increase/decrease by RMB3,480 million (2017: RMB3,182 million; 2016: RMB3,695 million).

(d)	Foreign currency risk

The Group has foreign currency risk as certain cash and deposits with banks are denominated in foreign currencies, principally US dollars and Hong Kong dollars. As the amount of the Group’s foreign currency cash and deposits with banks represented 3.3% (2017: 2.5%) of the total cash and deposits with banks and predominantly all of the business operations of the Group are transacted in RMB, the Group does not expect the appreciation or depreciation of the RMB against foreign currency will materially affect the Group’s financial position and result of operations.

(e)	Fair values

The carrying amount of the financial instruments carried at amortized cost are not materially different from their respective fair values at the balance sheet dates due to the short-terms or repayable on demand nature.